LM Institutional Fund Advisors I, Inc.
                                100 Light Street
                               Baltimore, MD 21202

                       Supplement dated August 28, 2000 to
                         Prospectus dated August 1, 2000


Effective September 1, 2000, the management fee for Western Asset Core Portfolio ("Core Portfolio") will be 0.45% of the first $500 million of average net assets of the Core Portfolio, 0.425% of the next $500 million of average net assets of the Core Portfolio and 0.40% of the average net assets of the Core Portfolio over $1 billion.

Effective September 1, 2000, the management fee for Western Asset Core Plus Portfolio ("Core Plus Portfolio") will be 0.45% of the first $500 million of average net assets of the Core Plus Portfolio, 0.425% of the next $500 million of average net assets of the Core Plus Portfolio and 0.40% of the average net assets of the Core Plus Portfolio over $1 billion.